Exhibit 99.1

NEWS RELEASE

CONTACT:	Matthew Skelly
Vice President – Head of Investor Relations
Atlas Energy Group, LLC
(877) 280-2857
(215) 405-2718 (fax)

ATLAS ENERGY GROUP, LLC REPORTS OPERATING AND FINANCIAL RESULTS FOR THE FOURTH QUARTER AND FULL YEAR 2015

Philadelphia, PA – February 25, 2016 - Atlas Energy Group, LLC (NYSE: ATLS) (“Atlas Energy”, the “Company” or “ATLS”) today reported operating and financial results for the fourth quarter and full year 2015.

•	ATLS received approximately $0.6 million in management fees and cash distributions during the fourth quarter 2015 from its E&P development subsidiary, Atlas Growth Partners, L.P. (“AGP”). AGP raised approximately $233 million in investor capital in its most recent fundraising which closed on June 30, 2015.

•	ATLS received $0.6 million in cash distributions in the fourth quarter 2015 from Arc Logistics Partners, LP (NYSE: ARCX), a master limited partnership of which approximately 16% of its general partner interest and approximately 12% of its limited partner interest is owned by ATLS through the Company’s interest in Lightfoot Capital Partners. In January 2016, ARCX announced a quarterly cash distribution of $0.44 per common unit for the fourth quarter 2015, unchanged from the third quarter 2015 and 7.3% higher than the prior year comparable quarter.

•	Atlas Resource Partners, L.P. (NYSE: ARP), Atlas Energy’s E&P subsidiary, paid monthly cash distributions totaling $0.0375 per common limited partner unit for the fourth quarter 2015 at a distribution coverage ratio of approximately 5.25x. On January 28, 2016, ARP announced the December 2015 monthly distribution of $0.0125 per common unit ($0.15 per unit on an annualized basis), which was paid on Friday February 12, 2016 to unitholders of record as of February 8, 2016.

•	Atlas Energy’s Distributable Cash Flow, a non-GAAP measure, was approximately ($0.1) million(1), or ($0.00) per common unit, in the fourth quarter 2015, compared to $6.0 million, or $0.23 per common unit, in the third quarter 2015. The decrease in Distributable Cash Flow was in part due to lower amounts of cash received from the Company’s investment in Atlas Resource Partners due to the reduction made on ARP’s common unit distribution.

•	On a GAAP basis, net loss was $297.4 million for the fourth quarter 2015, compared with a loss of $582.3 million for the third quarter 2015 and a net loss of $594.6 million in the prior year fourth quarter. Net loss in the current period was principally due to non-cash expenses at ARP, specifically an asset impairment charge on certain of ARP’s oil and gas properties due to recent declines in forward commodity prices, partially offset by the mark-to-market gains recognized in the current quarter from ARP’s financial hedge positions.

ATLS owns 100% of ARP’s general partner Class A units and incentive distribution rights, and an approximate 23% limited partner interest in ARP. ATLS’ financial results are presented on a consolidated basis with those of ARP. Non-controlling interests in ARP are reflected as an adjustment to net income in ATLS’ consolidated statements of operations and as a component of unitholders’ equity on its consolidated balance sheets. A consolidating statement of operations and balance sheet have also been provided in the financial tables to this release for the comparable periods presented. Please refer to the ARP third quarter 2015 earnings release for additional details on its financial results.

(1)	A reconciliation of GAAP net income (loss) to Distributable Cash Flow is provided in the financial tables of this release.

Please see footnote 1 to the Financial Information table of this release.

ARP’s Fourth Quarter 2015 Highlights

•	Average net daily production for the fourth quarter 2015 was 249.5 million cubic feet equivalent per day (“Mmcfed”), approximately 16% lower than the prior year comparable quarter. The decrease in net production from the prior year quarter was due primarily to the sale of our Non-Operated interest in the County Line CBM Field in Wyoming effective October 1st as well as shutting in high volume Marcellus wells in Lycoming County, Pennsylvania for over half of the quarter. Average net daily production for the full year 2015 was 266.4 Mmcfed, as compared to 281.5 Mmcfed average for full year 2014.

•	ARP’s net realized price for natural gas including the effect of hedge positions was $3.42 per thousand cubic feet (“mcf”) for the fourth quarter 2015, compared to $3.30 per mcf for the third quarter 2015. Net realized oil prices including the effect of hedge positions averaged $85.26 per barrel for the fourth quarter 2015, compared to $88.42 for the third quarter 2015.

•	Investment partnership margin, which includes well services margin, contributed $5.0 million to Adjusted EBITDA and distributable cash flow for the fourth quarter 2015 compared with $12.0 million for the sequential quarter. The $7.0 million decrease in investment partnership margin was due to lower amounts of capital deployed during the fourth quarter due to scheduled changes in well drilling activity.

•	During the fourth quarter 2015, ARP was approximately 76% hedged on its net natural gas production and approximately 108% hedged on its net oil production. During the year ended December 31, 2015, ARP received approximately $179.1 million of cash from realized natural gas and oil hedge positions.

AGP’s Fourth Quarter 2015 Highlights

AGP had net daily production of over 6,600 thousand cubic feet equivalent per day (“Mcfed”) in the fourth quarter 2015, compared to average daily net production of approximately 6,400 Mcfed in the third quarter 2015. AGP connected two additional wells in the Eagle Ford shale during the fourth quarter 2015 as well as two more wells in the current quarter.

Corporate Expenses

•	Cash general and administrative expense, excluding amounts attributable to AGP and ARP, was $1.4 million for the fourth quarter 2015, compared to $2.6 million for the third quarter 2015. The decrease in expense from the prior quarter was due primarily to the timing of certain employee benefit costs. Please refer to the consolidating statements of operations provided in the financial tables of this release.

•	Cash interest expense was $1.7 million for the fourth quarter 2015, compared to $1.8 million for the third quarter 2015. ATLS had approximately $72.7 million of debt on its balance sheet at December 31, 2015, and a cash position of approximately $6.5 million.

* * *

ATLS will be discussing its fourth quarter and full year 2015 results on an investor call with management on Friday, February 26, 2016 at 9:00 am Eastern Time. Interested parties are invited to access the live webcast of the investor call by going to the Investor Relations section of Atlas Energy’s website at www.atlasenergy.com. For those unavailable to listen to the live broadcast, the replay of the webcast will be available following the live call on the Atlas Resource website and telephonically beginning at approximately 12:30 p.m. ET on February 26, 2016 by dialing 855-859-2056, passcode: 35819906.

Atlas Energy Group, LLC (NYSE: ATLS) is a limited liability company which owns the following interests: all of the general partner interest, incentive distribution rights and an approximate 23% limited partner interest in its upstream oil & gas subsidiary, Atlas Resource Partners, L.P.; a general partner interest, incentive distribution rights and limited partner interests in Atlas Growth Partners, L.P.; and a general partner interest in Lightfoot Capital Partners, an entity that invests directly in energy-related businesses and assets. For more information, please visit our website at www.atlasenergy.com, or contact Investor Relations at InvestorRelations@atlasenergy.com.

Atlas Resource Partners, L.P. (NYSE: ARP) is an exploration & production master limited partnership which owns an interest in over 14,500 producing natural gas and oil wells, located primarily in Appalachia, the Eagle Ford Shale (TX), the Barnett Shale (TX), the Mississippi Lime (OK), the Raton Basin (NM), the Black Warrior Basin (AL), the Arkoma Basin (OK) and the Rangely Field in Colorado. ARP is also the largest sponsor of natural gas and oil investment partnerships in the U.S. For more information, please visit ARP’s website at www.atlasresourcepartners.com, or contact Investor Relations at InvestorRelations@atlasenergy.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. ATLS cautions readers that any forward-looking information is not a guarantee of future performance. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, resource and production potential, planned expansions of capacity and other capital expenditures, distribution amounts, ATLS’ and its subsidiaries’ plans, objectives, expectations and intentions and other statements that are not historical facts. Risks, assumptions and uncertainties that could cause actual results to materially differ from the forward-looking statements include, but are not limited to, those associated with general economic and business conditions; ability to realize the benefits of its acquisitions; changes in commodity prices and hedge positions; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; inability to obtain capital needed for operations; ATLS’ and its subsidiaries’ level of indebtedness, leverage and liquidity, including borrowing base availability and covenant compliance; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’ and ARP’s reports filed with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and ATLS assumes no obligation to update such statements, except as may be required by applicable law.

ATLAS ENERGY GROUP, LLC AND SUBSIDIARIES

COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per unit data)

	Three Months Ended December 31,		Years Ended December 31,
	2015	2014	2015	2014
Revenues:
Gas and oil production	$68,596	$133,302	$368,845	$475,758
Well construction and completion	12,840	46,647	76,505	173,564
Gathering and processing	1,385	2,820	7,431	14,107
Administration and oversight	511	3,492	7,812	15,564
Well services	5,254	6,518	23,822	24,959
Gain on mark-to-market derivatives	57,619	2,819	268,085	2,819
Other, net	408	572	993	1,739

Total revenues	146,613	196,170	753,493	708,510

Costs and expenses:
Gas and oil production	39,974	49,706	171,882	184,296
Well construction and completion	11,165	40,562	66,526	150,925
Gathering and processing	2,207	3,625	9,613	15,525
Well services	2,427	2,482	9,162	10,007
General and administrative	27,532	26,989	109,569	90,476
Depreciation, depletion and amortization	35,886	64,566	166,929	242,079
Asset impairment	294,444	580,654	973,981	580,654

Total costs and expenses	413,635	768,584	1,507,662	1,273,962

Operating loss	(267,022)	(572,414)	(754,169)	(565,452)
Loss on asset sales and disposal	(905)	(176)	(1,181)	(1,859)
Loss on extinguishment of debt	—	—	(4,726)	—
Interest expense	(29,430)	(21,961)	(125,658)	(73,435)

Net loss	(297,357)	(594,551)	(885,734)	(640,746)
Preferred unitholders’ dividends	(1,014)	—	(3,360)	—
Loss attributable to non-controlling interests	228,905	437,611	649,316	471,439

Net loss attributable to unitholders’/owner’s interests	$(69,466)	$(156,940)	$(239,778)	$(169,307)

Allocation of net loss attributable to unitholders’/owner’s interests:
Portion applicable to owner’s interest (period prior to the transfer of assets on February 27, 2015)	$—	$(156,940)	$(10,475)	$(169,307)
Portion applicable to unitholders’ interest (period subsequent to the transfer of assets on February 27, 2015)	(69,466)	—	(229,303)	—

Net loss attributable to unitholders’ /owner’s interests	$(69,466)	$(156,940)	$(239,778)	$(169,307)

Net loss attributable to unitholders per common unit:
Basic	$(2.67)	$—	$(8.82)	$—

Diluted	$(2.67)	$—	$(8.82)	$—

Weighted average common units outstanding:
Basic	26,011	—	26,011	—

Diluted	26,011	—	26,011	—

ATLAS ENERGY GROUP, LLC AND SUBSIDIARIES

COMBINED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands)

	December 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$31,214	$58,358
Accounts receivable	65,920	115,290
Advances to affiliates	—	4,389
Current portion of derivative asset	159,763	144,259
Subscriptions receivable	19,877	32,398
Prepaid expenses and other	22,997	26,789

Total current assets	299,771	381,483
Property, plant and equipment, net	1,316,897	2,419,289
Intangible assets, net	456	691
Goodwill, net	13,639	13,639
Long-term derivative asset	198,371	130,602
Other assets, net	88,980	80,611

	$1,918,114	$3,026,315

LIABILITIES AND UNITHOLDERS’/OWNER’S EQUITY
Current liabilities:
Current portion of long-term debt	$—	$1,500
Accounts payable	52,550	123,670
Liabilities associated with drilling contracts	21,483	40,611
Accrued interest	25,452	26,479
Accrued well drilling and completion costs	33,555	92,910
Accrued liabilities	45,014	170,786

Total current liabilities	178,054	455,956
Long-term debt, less current portion	1,607,182	1,541,085
Asset retirement obligations and other	124,919	114,059
Commitments and contingencies
Unitholders’/owner’s equity:
Common unitholders’ deficit	(99,788)	—
Series A preferred equity	37,515	—
Owner’s equity	—	147,308
Accumulated other comprehensive income	4,284	54,008

	(57,989)	201,316
Non-controlling interests	65,948	713,899

Total unitholders’/owner’s equity	7,959	915,215

	$1,918,114	$3,026,315

ATLAS ENERGY GROUP, LLC

Financial and Operating Highlights

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2015	2014	2015	2014
Net loss attributable to unitholders per common unit - basic	$(2.67)	$—	$(8.82)	$—
Production volume: (1)(2)
ATLAS GROWTH:
Natural gas (Mcfd)	449	796	557	691
Oil (Bpd)	967	104	667	117
Natural gas liquids (Bpd)	71	99	81	88

Total (Mcfed)	6,679	2,018	5,047	1,920

ATLAS RESOURCE:
Natural gas (Mcfd)	203,121	239,690	216,613	238,054
Oil (Bpd)	4,898	5,440	5,139	3,436
Natural gas liquids (Bpd)	2,824	4,040	3,155	3,802

Total (Mcfed)	249,450	296,571	266,374	281,486

TOTAL:
Natural gas (Mcfd)	203,570	240,486	217,170	238,745
Oil (Bpd)	5,865	5,544	5,806	3,553
Natural gas liquids (Bpd)	2,895	4,140	3,236	3,891

Total (Mcfed)	256,129	298,590	271,421	283,406

Average realized sales prices:(2)
ATLAS GROWTH:
Natural gas (per Mcf)	$2.13	$3.45	$2.55	$4.00
Oil (per Bbl) (4)	$44.11	$71.75	$46.83	$88.61
Natural gas liquids (per Bbl)	$12.07	$22.11	$12.51	$28.80
ATLAS RESOURCE:
Natural gas (per Mcf) (3)	$3.42	$3.66	$3.41	$3.76
Oil (per Bbl)(4)	$85.26	$84.81	$84.30	$87.76
Natural gas liquids (per Bbl) (5)	$23.17	$26.97	$22.40	$29.59
Production costs per Mcfe:(2)(6)
ATLAS GROWTH:
Lease operating expenses per Mcfe	$0.51	$2.35	$0.83	$2.47
Production taxes per Mcfe	0.28	0.43	0.31	0.48
Transportation and compression expenses per Mcfe	0.10	0.02	0.07	0.00

Total production costs per Mcfe	$0.89	$2.79	$1.21	$2.95

ATLAS RESOURCE:
Lease operating expenses per Mcfe	$1.33	$1.32	$1.34	$1.27
Production taxes per Mcfe	0.17	0.28	0.19	0.27
Transportation and compression expenses per Mcfe	0.23	0.22	0.24	0.25

Total production costs per Mcfe	$1.73	$1.82	$1.76	$1.80

TOTAL:
Lease operating expenses per Mcfe	$1.31	$1.33	$1.33	$1.28
Production taxes per Mcfe	0.17	0.28	0.19	0.27
Transportation and compression expenses per Mcfe	0.23	0.22	0.23	0.25

Total production costs per Mcfe	$1.71	$1.83	$1.75	$1.81

(1)	Production quantities consist of the sum of (i) the proportionate share of production from wells in which AGP and ARP have a direct interest, based on the proportionate net revenue interest in such wells, and (ii) ARP’s proportionate share of production from wells owned by the investment partnerships in which ARP has an interest, based on its equity interest in each such partnership and based on each partnership’s proportionate net revenue interest in these wells.

(2)	“Mcf” and “Mcfd” represent thousand cubic feet and thousand cubic feet per day; “Mcfe” and “Mcfed” represent thousand cubic feet equivalents and thousand cubic feet equivalents per day, and “Bbl” and “Bpd” represent barrels and barrels per day. Barrels are converted to Mcfe using the ratio of six Mcf’s to one barrel.
(3)	ARP’s average sales prices for natural gas before the effects of financial hedging were $1.96 per Mcf and $3.52 per Mcf for the three months ended December 31, 2015 and 2014, respectively, and $2.23 per Mcf and $3.93 per Mcf for the years ended December 31, 2015 and 2014, respectively. ARP’s amounts exclude the impact of subordination of ARP’s production revenues to investor partners within its investor partnerships. Including the effects of this subordination, ARP’s average natural gas sales prices were $3.39 per Mcf ($1.93 per Mcf before the effects of financial hedging) and $3.61 per Mcf ($3.46 per Mcf before the effects of financial hedging) for the three months ended December 31, 2015 and 2014, respectively, and $3.36 per Mcf ($2.19 per Mcf before the effects of financial hedging) and $3.67 per Mcf ($3.84 per Mcf before the effects of financial hedging) for the years ended December 31, 2015 and 2014, respectively.
(4)	AGP’s average sales price for oil before the effects of financial hedging was $41.27 per barrel and $71.75 per barrel for the three months ended December 31, 2015 and 2014, respectively, and $44.98 per barrel and $88.61 per barrel for the years ended December 31, 2015 and 2014, respectively. ARP’s average sales prices for oil before the effects of financial hedging were $36.13 per barrel and $65.29 per barrel for the three months ended December 31, 2015 and 2014, respectively, and $44.19 per barrel and $82.22 per barrel for the years ended December 31, 2015 and 2014, respectively.
(5)	ARP’s average sales prices for natural gas liquids before the effects of financial hedging were $11.99 per barrel and $21.80 per barrel for the three months ended December 31, 2015 and 2014, respectively, and $12.77 per barrel and $29.39 per barrel for the years ended December 31, 2015 and 2014, respectively.
(6)	Production costs include labor to operate the wells and related equipment, repairs and maintenance, materials and supplies, property taxes, severance taxes, insurance, production overhead and transportation and compression expenses. These amounts exclude the effects of ARP’s proportionate share of lease operating expenses associated with subordination of production revenue to investor partners within ARP’s investor partnerships. Including the effects of these costs, ARP’s lease operating expenses per Mcfe were $1.32 per Mcfe ($1.72 per Mcfe for total production costs) and $1.31 per Mcfe ($1.80 per Mcfe for total production costs) for the three months ended December 31, 2015 and 2014, respectively, and $1.32 per Mcfe ($1.74 per Mcfe for total production costs) and $1.25 per Mcfe ($1.77 per Mcfe for total production costs) for the years ended December 31, 2015 and 2014, respectively. Including the effects of these costs, total lease operating expenses per Mcfe were $1.29 per Mcfe ($1.70 per Mcfe for total production costs) and $1.31 per Mcfe ($1.81 per Mcfe for total production costs) for the three months ended December 31, 2015 and 2014, respectively, and $1.31 per Mcfe ($1.73 per Mcfe for total production costs) and $1.26 per Mcfe ($1.78 per Mcfe for total production costs) for the years ended December 31, 2015 and 2014, respectively.

ATLAS ENERGY GROUP, LLC

Financial Information

(unaudited; in thousands except per unit amounts)

	Three Months Ended December 31,		Years Ended December 31
	2015	2014	2015	2014
Reconciliation of net loss to non-GAAP measures(1):
Net loss	$(297,357)	$(594,551)	$(885,734)	$(640,746)
Distributable cash flow not attributable to unitholders prior to February 27, 2015 (the asset transfer date)(2)	—	(15,823)	(4,291)	(58,738)
Atlas Resource net loss attributable to unitholders	62,926	153,157	177,410	151,831
Atlas Resource cash distributions earned by ATLS(3)	2,816	18,720	30,930	73,284
Atlas Growth net loss attributable to unitholders	6	352	237	837
Atlas Growth cash distributions earned by ATLS(3)	154	64	441	197
Non-recurring spinoff and acquisition costs	—	—	17,825	77
Amortization of deferred finance costs and predecessor Term Loan interest expense	761	329	16,785	1,270
Non-cash stock compensation expense	2,357	—	5,678	—
Gain on asset sales and disposal	—	(7)	—	(10)
Loss on extinguishment of debt	—	—	4,726	—
Preferred unit distributions	(1,014)	—	(3,360)	—
Other non-cash adjustments	369	148	2,105	559
Loss attributable to non-controlling interests	228,905	437,611	649,316	471,439

Distributable Cash Flow attributable to unitholders(1)	$(77)	$—	$12,068	$—

Supplemental Adjusted EBITDA and Distributable Cash Flow Summary:
Atlas Resource Cash Distributions Earned(3):
Limited Partner Units	$2,699	$14,580	$28,871	$57,905
Series A Preferred Units (2%)	117	1,074	2,059	4,077
Incentive Distribution Rights	—	3,066	—	11,302

Total Atlas Resource Cash Distributions Earned(3)	2,816	18,720	30,930	73,284

per limited partner unit	$0.038	$0.590	$1.013	$2.343
Atlas Growth Cash Distributions Earned(3)	154	64	441	197
Total Cash Distributions Earned	2,970	18,784	31,371	73,481
Cash general and administrative expenses(4)	(1,444)	(1,146)	(9,406)	(6,909)
Other, net	1,066	701	4,494	2,187

Adjusted EBITDA(1)	2,592	18,339	26,459	68,759
Cash interest expense(5)	(1,655)	(2,516)	(6,740)	(10,021)
Preferred unit distributions	(1,014)	—	(3,360)	—

Distributable Cash Flow(1)	$(77)	$15,823	$16,359	$58,738
Distributable cash flow not attributable to unitholders prior to February 27, 2015 (the asset transfer date)(2)	—	(15,823)	(4,291)	(58,738)

Distributable Cash Flow attributable to unitholders(1)	$(77)	$—	$12,068	$—

(1)	EBITDA and Distributable Cash Flow is relevant and useful, because they help ATLS’ investors understand its operating performance, allows for easier comparison of its results with other master limited partnerships (“MLP”), and is a critical component in the determination of quarterly cash distributions. As a MLP, ATLS is required to distribute 100% of available cash, as defined in its limited partnership agreement (“Available Cash”) and subject to cash reserves established by its general partner, to investors on a quarterly basis. ATLS refers to Available Cash prior to the establishment of cash reserves as DCF. EBITDA, Adjusted EBITDA and DCF should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance or cash flows from operating activities as a measure of liquidity. While ATLS’ management believes that its methodology of calculating EBITDA, Adjusted EBITDA and DCF is generally consistent with the common practice of other MLPs, such metrics may not be consistent and, as such, may not be comparable to measures reported by other MLPs, who may use other adjustments related to their specific businesses. EBITDA, Adjusted EBITDA and DCF are supplemental financial measures used by ATLS’ management and by external users of ATLS’ financial statements such as investors, lenders under its credit facilities, research analysts, rating agencies and others to assess its:

•	Operating performance as compared to other publicly traded partnerships and other companies in the upstream and midstream energy sectors, without regard to financing methods, historical cost basis or capital structure;

•	Ability to generate sufficient cash flows to support its distributions to unitholders;

•	Ability to incur and service debt and fund capital expansion;

•	Viability of potential acquisitions and other capital expenditure projects; and

•	Ability to comply with financial covenants in its debt facility, which is calculated based upon Adjusted EBITDA.

DCF is determined by calculating EBITDA, adjusting it for non-cash, non-recurring and other items to achieve Adjusted EBITDA, and then deducting cash interest expense and maintenance capital expenditures. ATLS defines EBITDA as net income (loss) plus the following adjustments:

•	Interest expense;

•	Income tax expense;

•	Depreciation, depletion and amortization.

ATLS defines Adjusted EBITDA as EBITDA plus the following adjustments:

•	Cash distributions paid by ARP and AGP within 45 days after the end of the respective quarter, based upon their distributable cash flow generated during that quarter;

•	Asset impairments;

•	Acquisition and related costs;

•	Non-cash stock compensation;

•	(Gains) losses on asset disposal;

•	Cash proceeds received from monetization of derivative transactions;

•	Amortization of premiums paid on swaption derivative contracts; and

•	Other items.

ATLS adjusts DCF for non-cash, non-recurring and other items for the sole purpose of evaluating its cash distribution for the quarterly period, with EBITDA and Adjusted EBITDA adjusted in the same manner for consistency. ATLS defines DCF as Adjusted EBITDA less the following adjustments:

•	Cash interest expense; and

•	Maintenance capital expenditures.

(2)	In accordance with prevailing accounting literature, ATLS has adjusted its historical financial statements to present them combined with the historical financial results of the spin-off assets for all periods prior to its spin-off date of February 27, 2015.
(3)	Represents the cash distribution paid by ARP and AGP within 45 days after the end of each quarter, based upon the distributable cash flow generated during the respective quarter.
(4)	Excludes non-cash stock compensation expense and certain non-recurring spinoff costs and acquisition and related costs.
(5)	Excludes non-cash amortization of deferred financing costs.

ATLAS ENERGY GROUP, LLC

CAPITALIZATION INFORMATION

(unaudited; in thousands)

	December 31, 2015
	Atlas Energy	Atlas Resource	Consolidated
Total debt	$72,700	$1,534,482	$1,607,182
Less: Cash	(29,861)	(1,353)	(31,214)

Total net debt	42,839	1,533,129	1,575,968
Unitholders’ equity (deficit)	83,922	(84,628)	7,959	(1)

Total capitalization	$126,761	$1,448,501	$1,583,927

Ratio of net debt to capitalization	0.34x

(1)	Net of eliminated amounts.

	December 31, 2014
	Atlas Energy	Atlas Resource	Consolidated
Total debt	$148,125	$1,394,460	$1,542,585
Less: Cash	(43,111)	(15,247)	(58,358)

Total net debt	105,014	1,379,213	1,484,227
Owner’s equity	267,637	947,537	915,215	(2)

Total capitalization	$372,651	$2,326,750	$2,399,442

Ratio of net debt to capitalization	0.28x

(2)	Net of eliminated amounts.

ATLAS ENERGY GROUP, LLC

CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended December 31, 2015

	Atlas Energy	Atlas Resource	Eliminations	Consolidated
Revenues:
Gas and oil production	$3,840	$64,756	$—	$68,596
Well construction and completion	—	12,840	—	12,840
Gathering and processing	—	1,385	—	1,385
Administration and oversight	—	511	—	511
Well services	—	5,254	—	5,254
Gain on mark-to-market derivatives	102	57,517	—	57,619
Other, net	247	161	—	408

Total revenues	4,189	142,424	—	146,613

Costs and expenses:
Gas and oil production	545	39,429	—	39,974
Well construction and completion	—	11,165	—	11,165
Gathering and processing	—	2,207	—	2,207
Well services	—	2,427	—	2,427
General and administrative	5,964	21,568	—	27,532
Depreciation, depletion and amortization	3,856	32,030	—	35,886
Asset impairment	55	294,389	—	294,444

Total costs and expenses	10,420	403,215	—	413,635

Operating loss	(6,231)	(260,791)	—	(267,022)
Loss on asset sales and disposal	—	(905)	—	(905)
Interest expense	(2,402)	(27,028)	—	(29,430)

Net loss	(8,633)	(288,724)	—	(297,357)
Preferred unitholders’ dividends	(1,014)	—	—	(1,014)
Loss attributable to non-controlling interests	—	—	228,905	228,905

Net loss attributable to unitholders	$(9,647)	$(288,724)	$228,905	$(69,466)

ATLAS ENERGY GROUP, LLC

COMBINED CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Three Months Ended December 31, 2014

	Atlas Energy	Atlas Resource	Eliminations	Consolidated
Revenues:
Gas and oil production	$1,144	$132,158	$—	$133,302
Well construction and completion	—	46,647	—	46,647
Gathering and processing	—	2,820	—	2,820
Administration and oversight	—	3,492	—	3,492
Well services	—	6,518	—	6,518
Gain on mark-to-market derivatives	—	2,819	—	2,819
Other, net	325	247	—	572

Total revenues	1,469	194,701	—	196,170

Costs and expenses:
Gas and oil production	518	49,188	—	49,706
Well construction and completion	—	40,562	—	40,562
Gathering and processing	—	3,625	—	3,625
Well services	—	2,482	—	2,482
General and administrative	5,534	21,455	—	26,989
Depreciation, depletion and amortization	720	63,846	—	64,566
Asset impairment	6,880	573,774	—	580,654

Total costs and expenses	13,652	754,932	—	768,584

Operating loss	(12,183)	(560,231)	—	(572,414)
Gain (loss) on asset sales and disposal	7	(183)	—	(176)
Interest expense	(2,845)	(19,116)	—	(21,961)

Net loss	(15,021)	(579,530)	—	(594,551)
Loss attributable to non-controlling interests	—	—	437,611	437,611

Net loss attributable to owner	$(15,021)	$(579,530)	$437,611	$(156,940)

ATLAS ENERGY GROUP, LLC

COMBINED CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Year Ended December 31, 2015

	Atlas Energy	Atlas Resource	Eliminations	Consolidated
Revenues:
Gas and oil production	$11,846	$356,999	$—	$368,845
Well construction and completion	—	76,505	—	76,505
Gathering and processing	—	7,431	—	7,431
Administration and oversight	—	7,812	—	7,812
Well services	—	23,822	—	23,822
Gain on mark-to-market derivatives	862	267,223	—	268,085
Other, net	752	241	—	993

Total revenues	13,460	740,033	—	753,493

Costs and expenses:
Gas and oil production	2,229	169,653	—	171,882
Well construction and completion	—	66,526	—	66,526
Gathering and processing	—	9,613	—	9,613
Well services	—	9,162	—	9,162
General and administrative	43,601	65,968	—	109,569
Depreciation, depletion and amortization	8,951	157,978	—	166,929
Asset impairment	7,346	966,635	—	973,981

Total costs and expenses	62,127	1,445,535	—	1,507,662

Operating loss	(48,667)	(705,502)	—	(754,169)
Loss on asset sales and disposal	—	(1,181)	—	(1,181)
Loss on extinguishment of debt	(4,726)	—	—	(4,726)
Interest expense	(23,525)	(102,133)	—	(125,658)

Net loss	(76,918)	(808,816)	—	(885,734)
Preferred unitholders’ dividends	(3,360)	—	—	(3,360)
Loss attributable to non-controlling interests	—	—	649,316	649,316

Net loss attributable to unitholders/owner	$(80,278)	$(808,816)	$649,316	$(239,778)

ATLAS ENERGY GROUP, LLC

COMBINED CONSOLIDATING STATEMENTS OF OPERATIONS

(unaudited; in thousands)

Year Ended December 31, 2014

	Atlas	Atlas
	Energy	Resource	Eliminations	Consolidated
Revenues:
Gas and oil production	$5,707	$470,051	$—	$475,758
Well construction and completion	—	173,564	—	173,564
Gathering and processing	—	14,107	—	14,107
Administration and oversight	—	15,564	—	15,564
Well services	—	24,959	—	24,959
Gain on mark-to-market derivatives	—	2,819	—	2,819
Other, net	1,149	590	—	1,739

Total revenues	6,856	701,654	—	708,510

Costs and expenses:
Gas and oil production	2,070	182,226	—	184,296
Well construction and completion	—	150,925	—	150,925
Gathering and processing	—	15,525	—	15,525
Well services	—	10,007	—	10,007
General and administrative	18,127	72,349	—	90,476
Depreciation, depletion and amortization	2,156	239,923	—	242,079
Asset impairment	6,880	573,774	—	580,654

Total costs and expenses	29,233	1,244,729	—	1,273,962

Operating loss	(22,377)	(543,075)	—	(565,452)
Gain (loss) on asset sales and disposal	10	(1,869)	—	(1,859)
Interest expense	(11,291)	(62,144)	—	(73,435)

Net loss	(33,658)	(607,088)	—	(640,746)
Loss attributable to non-controlling interests	—	—	471,439	471,439

Net loss attributable to owner	$(33,658)	$(607,088)	$471,439	$(169,307)

ATLAS ENERGY GROUP, LLC

COMBINED CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited; in thousands)

December 31, 2015

	Atlas Energy	Atlas Resource	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$29,861	$1,353	$—	$31,214
Accounts receivable	3,492	63,367	(939)	65,920
Receivable from (advances to) affiliates	9,924	(9,924)	—	—
Current portion of derivative asset	303	159,460	—	159,763
Subscriptions receivable	—	19,877	—	19,877
Prepaid expenses and other	62	22,935	—	22,997

Total current assets	43,642	257,068	(939)	299,771
Property, plant and equipment, net	125,286	1,191,611	—	1,316,897
Intangible assets, net	—	456	—	456
Goodwill, net	—	13,639	—	13,639
Long-term derivative asset	109	198,262	—	198,371
Investment in subsidiaries	(7,726)	—	7,726	—
Other assets, net	27,997	60,044	939	88,980

	$189,308	$1,721,080	$7,726	$1,918,114

LIABILITIES AND UNITHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$3,301	$49,249	$—	$52,550
Liabilities associated with drilling contracts	—	21,483	—	21,483
Accrued interest	16	25,436	—	25,452
Accrued well drilling and completion costs	6,641	26,914	—	33,555
Accrued liabilities	16,959	28,994	(939)	45,014

Total current liabilities	26,917	152,076	(939)	178,054
Long-term debt, less current portion	72,700	1,534,482	—	1,607,182
Asset retirement obligations and other	5,769	119,150	—	124,919
Unitholders’ equity (deficit):
Common unitholders’ deficit	(99,788)	—	—	(99,788)
Series A preferred equity	37,515	—	—	37,515
Partners’ deficit	—	(104,003)	104,003	—
Accumulated other comprehensive income	4,284	19,375	(19,375)	4,284

	(57,989)	(84,628)	84,628	(57,989)
Non-controlling interests	141,911	—	(75,963)	65,948

Total unitholders’ equity (deficit)	83,922	(84,628)	8,665	7,959

	$189,308	$1,721,080	$7,726	$1,918,114

ATLAS ENERGY GROUP, LLC

COMBINED CONDENSED CONSOLIDATING BALANCE SHEETS

(unaudited; in thousands)

December 31, 2014

	Atlas Energy	Atlas Resource	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$43,111	$15,247	$—	$58,358
Accounts receivable	7,007	114,520	(6,237)	115,290
Receivable from (advances to) affiliates	6,638	(2,249)	—	4,389
Current portion of derivative asset	—	144,259	—	144,259
Subscriptions receivable	—	32,398	—	32,398
Prepaid expenses and other	493	26,296	—	26,789

Total current assets	57,249	330,471	(6,237)	381,483
Property, plant and equipment, net	155,469	2,263,820	—	2,419,289
Intangible assets, net	—	691	—	691
Goodwill, net	—	13,639	—	13,639
Long-term derivative asset	—	130,602	—	130,602
Investment in subsidiaries	306,196	—	(306,196)	—
Other assets, net	24,293	50,081	6,237	80,611

	$543,207	$2,789,304	$(306,196)	$3,026,315

LIABILITIES AND OWNER’S EQUITY
Current liabilities:
Current portion of long-term debt	$1,500	$—	$—	$1,500
Accounts payable	12,472	111,198	—	123,670
Liabilities associated with drilling contracts	—	40,611	—	40,611
Accrued interest	27	26,452	—	26,479
Accrued well drilling and completion costs	12,506	80,404	—	92,910
Accrued liabilities	98,364	78,659	(6,237)	170,786

Total current liabilities	124,869	337,324	(6,237)	455,956
Long-term debt, less current portion	146,625	1,394,460	—	1,541,085
Asset retirement obligations and other	4,076	109,983	—	114,059
Owner’s equity:
Owner’s equity	147,308	—	—	147,308
Partners’ capital	—	756,066	(756,066)	—
Accumulated other comprehensive income	54,008	191,471	(191,471)	54,008

	201,316	947,537	(947,537)	201,316
Non-controlling interests	66,321	—	647,578	713,899

Total owner’s equity	267,637	947,537	(299,959)	915,215

	$543,207	$2,789,304	$(306,196)	$3,026,315

ATLAS ENERGY GROUP, LLC

Ownership Interests Summary

Atlas Energy Ownership Interests as of February 25, 2016:	Amount	Overall Ownership Interest Percentage
ATLAS RESOURCE:
General partner interest	100%	2.0%
Common units	20,962,485	19.7%
Preferred units	3,749,986	3.5%
Incentive distribution rights	100%	N/A

Total Atlas Energy ownership interests in Atlas Resource		25.2%

ATLAS GROWTH:
General partner interest	80.0%	2.0%
Common units	500,010	2.1%
Incentive distribution rights	80.0%	N/A

Total Atlas Energy ownership interests in Atlas Growth		4.1%

LIGHTFOOT CAPITAL PARTNERS, GP LLC:
Approximate general partner ownership interest		15.9%
Approximate limited partner ownership interest		12.0%